SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Origination and servicing expense, Sales and marketing expenses, Government grant and Value added taxes ("VAT") (Details) - CNY (¥) ¥ in Thousands	5 Months Ended	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2018	Dec. 31, 2017
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Cash reward	¥ 0	¥ 12,500	¥ 2,500
Advertising expense	1,031	1,254,315	341,768
Government grants received	¥ 0	¥ 7,695	¥ 26
VAT rate (as a percent)		6.00%